                                    AGREEMENT

         This Agreement is made by and among Raymond J. Milchovich ("Optionee")
and Kaiser Aluminum Corporation and Kaiser Aluminum & Chemical Corporation, both
Delaware corporations (together, the "Company").

         WHEREAS, the Company granted to Optionee a stock option to purchase
635,000 shares of common stock, $.01 par value per share, of Kaiser Aluminum
Corporation, and the terms and conditions of such grant are set forth in that certain Time-Based Stock Option Grant between Optionee and the Company having an effective date of July 2, 1998 (the "1998 Grant"); and

         WHEREAS, Optionee and the Company desire to amend the 1998 Grant to cancel 135,000 of the unvested Option Shares and to specify the vesting provisions for the 246,000 unvested Option Shares thereafter remaining under the
1998 Grant; and

         WHEREAS, Optionee and the Company desire to evidence the grant of a new stock option to Optionee to purchase up to 135,000 Option Shares and to specify the terms and conditions applicable thereto;

         NOW, THEREFORE, Optionee and the Company hereby agree as follows:

         1. All capitalized terms used herein shall have the meanings provided in the 1998 Grant unless otherwise specifically provided herein.

         2. Effective as of April 12, 2000, the 1998 Grant is amended to cancel
135,000 of the unvested Option Shares. Provided Optionee's Qualified Service
Period has not previously terminated, and subject to the terms of the last sentence of Paragraph 4 of the 1998 Grant, the 246,000 unvested Option Shares thereafter remaining under the 1998 Grant shall become Vested Options as of
12:01 a.m. Houston time on the following schedule:

            December 31, 2000                           127,000 Option Shares
            December 31, 2001                           119,000 Option Shares

Except as expressly set forth herein, the terms and conditions of the 1998 Grant are hereby ratified and affirmed.

         3. This Agreement evidences that the Company has granted to Optionee, effective as of April 12, 2000, the right, privilege and option to purchase up to 135,000 Option Shares. Provided Optionee's Qualified Service Period has not
previously terminated, and subject to the same terms as are set forth in the last sentence of Paragraph 4 of the 1998 Grant, such 135,000 Option Shares shall become Vested Options as of 12:01 a.m. Houston time on the following schedule:

            December 31, 2001                             8,000 Option Shares
            December 31, 2002                           127,000 Option Shares

Except as expressly set forth herein, such stock option is granted on the same terms and conditions as are set forth in the 1998 Grant.

         IN WITNESS WHEREOF, Optionee and the Company have executed this
Agreement effective as of the 12th day of April, 2000.

                                            "COMPANY"

                                            KAISER ALUMINUM CORPORATION

                                            By:      /S/ JOHN BARNESON
                                            John Barneson
                                            Vice President and Chief Administrative Officer

                                            KAISER ALUMINUM & CHEMICAL CORPORATION

                                            By:      /S/ JOHN BARNESON
                                            John Barneson
                                            Vice President and Chief Administrative Officer

                                            "OPTIONEE"

                                            /S/ RAYMOND J. MILCHOVICH
                                            Raymond J. Milchovich